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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): MAY 26, 2003



                           PATTERSON-UTI ENERGY, INC.
               (Exact name of registrant as specified in charter)



               DELAWARE
    (State or Other Jurisdiction of                     0-22664                              75-2504748
            Incorporation)                     (Commission File Number)         (I.R.S. Employer Identification No.)



                    4510 LAMESA HIGHWAY
                       SNYDER, TEXAS                                                  79549
         (Address of Principal Executive Offices)                                   (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (325) 574-6300


                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS.

         On May 27, 2003, Patterson-UTI Energy, Inc. ("Patterson-UTI") and TMBR/Sharp Drilling, Inc. ("TMBR/Sharp") announced that the companies had signed a definitive merger agreement whereby TMBR/Sharp will be merged with and into Patterson-UTI Acquisition, LLC, a wholly-owned subsidiary of Patterson-UTI. Pursuant to the terms of the merger agreement, at the closing of the transaction, each shareholder of TMBR/Sharp would receive $9.09 in cash and
0.312166 of a share of common stock of Patterson-UTI for each share of TMBR/Sharp common stock. The consummation of the merger is subject to customary conditions, including approval of the TMBR/Sharp shareholders and necessary regulatory approvals. A copy of the joint press release of Patterson-UTI and TMBR/Sharp describing the transaction is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

              99.1     Press Release, dated May 27, 2003.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PATTERSON-UTI ENERGY, INC.



Dated: May 27, 2003                         By:    /s/ Cloyce A. Talbott
                                               ---------------------------------
                                                       Cloyce A. Talbott
                                                    Chief Executive Officer

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                                  EXHIBIT INDEX


Exhibit               Description
-------               -----------

99.1                  Press Release, dated May 27, 2003.